UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2023

Shockwave Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38829	27-0494101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5403 Betsy Ross Drive
Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)
(510) 279-4262
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SWAV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On May 26, 2023, Shockwave Medical, Inc. (the “Company”) and Betsy Ross Property, LLC (“Betsy Ross Landlord”) entered into a Second Amendment to Office Lease (Net) (the “Second Amendment”), which amends the Office Lease (Net), dated as of December 13, 2019, between the Company and Betsy Ross Landlord, as amended by the First Amendment to Office Lease (Net) (the “First Amendment”), dated as of September 27, 2021, between the Company and Betsy Ross Landlord (collectively, the “Betsy Ross Lease”), with respect to the Company’s leased premises at 5403 and 5353 Betsy Ross Drive, Santa Clara, California (the “Existing Premises”). Pursuant to the Second Amendment, the Company and Betsy Ross Landlord amended the Betsy Ross Lease to (i) expand the Existing Premises to include approximately 35,000 additional rentable square feet in the building adjacent to the Existing Premises located at 5303 Betsy Ross Drive, Santa Clara, California (the “Expansion Space”) at an initial base rent of $2.72 per square foot with 3% annual increases from and after the Expansion Space Commencement Date (as defined in the Second Amendment), and (ii) to provide for the construction of certain improvements on the Expansion Space.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by the full text of the Second Amendment, a copy of which is filed herewith and incorporated herein by reference. The full text of the Betsy Ross Lease was filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2020, which is incorporated herein by reference. The full text of the First Amendment was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2021, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Office Lease (Net), dated as of May 26, 2023, by and between Betsy Ross Property, LLC, a Delaware limited liability company, and Shockwave Medical, Inc., a Delaware corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shockwave Medical, Inc.

Date: June 1, 2023	By:	/s/ Daniel K. Puckett
Daniel K. Puckett
Chief Financial Officer